UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2012

ANAVEX LIFE SCIENCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51652	20-8365999
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

45 Tintern Lane, Portola Valley, California 84028
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 1-800-689-3939

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the FORM 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Form 8-K/A is being filed to remove the words “deemed value” under the Securities for Services disclosure. All other information remains unchanged.

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure under Item 3.02 of this current report on Form 8-K/A is responsive to this Item and is hereby incorporated by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Securities for Services

On February 9, 2012 we issued an aggregate of 8,000 units of our securities at a price of US $1.25 per unit to George Tidmarsh, a director of our company, for his services during the month of January, 2012. Each unit consists of one share of our common stock and one-half of one share purchase warrant. Each whole warrant is exercisable at US $2.00 for one share of common stock for a period of 12 months.

We issued the securities to one U.S. person, who is an accredited investor (as that term is defined in Rule 501 of Regulation D, promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and in issuing these securities to this investor we relied on the registration exemption provided for in Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

Private Placement

On February 9, 2012, we issued an aggregate of 270,000 units of our company to three investors at a price of US $1.25 per unit for gross proceeds of US $337,500 pursuant to subscription agreements with each investor. Each unit is comprised of one share of our common stock and one half of one share purchase warrant. One whole share purchase warrant is exercisable into one share of our common stock at an exercise price of US $2.00 per share of common stock for a period of 12 months.

We issued the securities to three non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction in which we relied on the registration exemption provided for in Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

Warrant Expiry

On July 9, 2010 we filed a current report on Form 8-K announcing the issuance to one creditor, pursuant to a shares for services agreement, 400,000 shares of our common stock and 200,000 warrants exercisable at US $3.50 until January 30, 2012. Our company has agreed to extend the expiry date of the warrants to January 30, 2013 and reduce the warrant exercise price to US $1.50.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
10.1	Form of subscription agreement for services (US purchaser) – incorporated by reference to our current report on Form 8-K filed with the US SEC on February 10, 2012
10.2	Form of subscription agreement for units (Offshore purchasers) – incorporated by reference to our current report on Form 8-K filed with the US SEC on February 10, 2012
99.1	February 10, 2012 news release – incorporated by reference to our current report on Form 8-K filed with the US SEC on February 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

/s/ Harvey Lalach
Harvey Lalach
President, Chief Operating Officer, Interim CFO and Director
Date: February 21, 2012